EXHIBIT 10.22

FIRST AMENDING AGREEMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT
dated as of April 27, 2012
ALTALINK INVESTMENT MANAGEMENT LTD.,
in its capacity as general partner of
ALTALINK INVESTMENTS, L.P.,
as Borrower,
- and -
ALTALINK INVESTMENT MANAGEMENT LTD.,
as General Partner,
- and -
ROYAL BANK OF CANADA,
as Administrative Agent of the Lenders, and as Lender,
- and -
THE LENDERS PARTY HERETO,
as Lenders

RBC – AltaLink – First Amending Agreement to Amended and Restated Credit Agreement
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FIRST AMENDING AGREEMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT, dated as of April 27, 2012, among AltaLink Investment Management Ltd., in its capacity as general partner of AltaLink Investments, L.P., as Borrower, AltaLink Investment Management Ltd., as General Partner, Royal Bank of Canada, as Agent on behalf of itself as Lender and the other Lenders party hereto.

RECITALS

WHEREAS AltaLink Investment Management Ltd., in its capacity as general partner of AltaLink Investments, L.P., as Borrower, Royal Bank of Canada, as Agent on behalf of itself as Lender and the other Lenders are parties to an Amended and Restated Credit Agreement made as of December 14, 2011 (the "Original Credit Agreement");

AND WHEREAS the Borrower, commencing with the 2011 Fiscal Year, adopted IFRS and as a result, and pursuant to Section 1.5 of the Original Credit Agreement, the Borrower, the General Partner, the Lenders and the Agent have agreed to amend certain provisions of the Original Credit Agreement in the manner and on the terms and conditions provided for herein.

NOW THEREFORE for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1
DEFINITIONS

1.1	Definitions

All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Original Credit Agreement.

ARTICLE 2
AMENDMENTS

2.1
Amendment to definition of EBITDA. The parties hereto confirm that the definition of EBITDA in the Original Credit Agreement shall be amended by adding the following language at the end of such definition: " , provided that any amounts which were included in Net Income and which represent the Borrower's share of the net income of AltaLink which was available for distribution to the Borrower during the applicable period shall not be deducted for the purpose of this paragraph (b)(ii)."

2.2
Amendment to Section 10.l(a)(vi) The parties hereto confirm that Section 10.l(a)(vi) of the Original Credit Agreement shall be amended by replacing such sub-paragraph (vi) in its entirety with the following:

"(vi) upon delivery of each of the items set out in Sections 10.l(a)(i) and (ii) of this Agreement, the Borrower's Certificate of Compliance, which Certificate of Compliance shall be accompanied by, inter alia, details of the calculation of EBITDA in accordance with GAAP for the purposes of the Interest Coverage Ratio in Section 10.24(a), in form and substance satisfactory to the Lenders."

RBC – AltaLink – First Amending Agreement to Amended and Restated Credit Agreement
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2.3	Amendment to Section 10.24. The parties hereto confirm that Section 10.24(a) of the Original Credit Agreement shall be replaced in its entirety with the following:

(a)
Interest Coverage Ratio. The Borrower shall maintain, measured each Fiscal Quarter in each Fiscal Year, commencing with the Fiscal Quarter ending December 31, 2010, a ratio of EBITDA for the four Fiscal Quarters then ended to Interest Expense for the four Fiscal Quarters then ended, of not less than 2.25: 1. The parties agree that for the purposes of this Section 10.24(a), and provided that the reporting requirements in Section 10.l(a)(vi) are complied with in respect of such calculation, commencing with the first Fiscal Quarter in 2011, EBITDA shall be calculated on the basis of GAAP (as in effect immediately prior to the adoption by the Borrower of IFRS), notwithstanding the fact that the Borrower may have adopted IFRS; and"

2.4	Waiver.

Subject to the conditions set forth herein, pursuant to Section 21.1 of the Credit Agreement, each of the Agent and the Lenders agree to waive any Default or Event of Default under Section 10.24(a) of the Original Credit Agreement that may have occurred, prior to the date of this First Amending Agreement, as a result of the Borrower's adoption of IFRS or as a result of the calculation of the Interest Coverage Ratio using the definition of EBITDA (prior to such definition being amended as set forth herein).

ARTICLE 3
CONDITIONS PRECEDENT

3.1	Conditions Precedent

This First Amending Agreement shall become effective when the Agent shall have received this First Amending Agreement duly executed and delivered by the Agent, the Lenders, the Borrower and the General Partner.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES

4.1	Representations and Warranties True and Correct; No Default or Event of Default

The Borrower and General Partner each hereby represents and warrants to the Agent and the Lenders that after giving effect to this First Amending Agreement, (i) each of the representations and warranties of the Borrower and the General Partner, as the case may be, contained in the Original Credit Agreement and each of the other Loan Documents is true and correct on, and as of the date hereof as if made on such date (except to the extent that such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted or expressly contemplated by the Original Credit Agreement) and (ii) no event has occurred and is continuing which constitutes or would constitute a Default or an Event of Default.

RBC – AltaLink – First Amending Agreement to Amended and Restated Credit Agreement
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ARTICLE 5
MISCELLANEOUS

5.1	No Other Amendments, Waivers or Consents

Except as expressly set forth herein, the Original Credit Agreement shall be unmodified and shall continue to be in full force and effect in accordance with its terms. The execution, delivery and effectiveness of each of the waiver and amendments in this First Amending Agreement shall not be deemed to be a waiver of compliance in the future or a waiver of any preceding or succeeding breach of any covenant or provision of the Credit Agreement.

5.2	Time

Time is of the essence in the performance of the parties' respective obligations in this First Amending Agreement.

5.3	Governing Law

This First Amending Agreement is a contract made under and shall be governed by and construed in accordance with the laws of the Province of Alberta and the federal laws of Canada applicable therein.

5.4	Successors and Assigns

This First Amending Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and any assigns, transferees and endorsees of the Agent or any Lender. Nothing in this First Amending Agreement, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this First Amending Agreement.

5.5	Counterparts

This First Amending Agreement may be executed by the parties hereto in counterparts and may be executed and delivered by facsimile or other electronic means and all such counterparts and facsimiles shall together constitute one and the same agreement.

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RBC – AltaLink – First Amending Agreement to Amended and Restated Credit Agreement
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IN WITNESS OF WHICH the parties hereto have duly executed this First Amending Agreement as of the date set forth on the first page of this Agreement.

ALTALINK INVESTMENT
MANAGEMENT LTD.,
in its capacity as General Partner of
ALTALINK INVESTMENTS, L.P

By:	/s/ Jussi Jaakkola
Name: Jussi Jaakkola
Title: VP Infrastructure Investment
By:
Name:
Title:

RBC – AltaLink – First Amending Agreement to Amended and Restated Credit Agreement

ALTALINK INVESTMENT
MANAGEMENT LTD.

By:	/s/ Jussi Jaakkola
Name: Jussi Jaakkola
Title: VP Infrastructure Investment
By:
Name:
Title:

RBC – AltaLink – First Amending Agreement to Amended and Restated Credit Agreement
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ROYAL BANK OF CANADA,
as Agent

By:	/s/ Yvonne Brazier
Name: Yvonne Brazier
Title: Manager, Agency

RBC – AltaLink – First Amending Agreement to Amended and Restated Credit Agreement
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ROYAL BANK OF CANADA,
as Lender

By:	/s/ Timothy P. Murray
Name: Timothy P. Murray
Title: Authorized Signatory
By:
Name:
Title:

RBC – AltaLink – First Amending Agreement to Amended and Restated Credit Agreement
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BANK OF MONTREAL,
as Lender

By:	/s/ Carol McDonald
Name: Carol McDonald
Title: Vice President
By:
Name:
Title:

RBC – AltaLink – First Amending Agreement to Amended and Restated Credit Agreement
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ALBERTA TREASURY BRANCHES,
as Lender

By:	/s/ Tim Poole
Name: Tim Poole
Title: Director
By:	/s/ Elin Ingolfsson
Name: Elin Ingolfsson
Title: Associate Director

RBC – AltaLink – First Amending Agreement to Amended and Restated Credit Agreement
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BANK OF NOVA SCOTIA,
as Lender

By:	/s/ Dee Patterson
Name: Dee Patterson
Title: Managing Director
By:	/s/ Matthew Hartnoll
Name: Matthew Hartnoll
Title: Associate Director

RBC – AltaLink – First Amending Agreement to Amended and Restated Credit Agreement
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NATIONAL BANK OF CANADA,
as Lender

By:	/s/ Mark Williamson
Name: Mark Williamson
Title: Authorized Signatory
By:	/s/ John Niedermier
Name: John Niedermier
Title: Authorized Signatory

RBC – AltaLink – First Amending Agreement to Amended and Restated Credit Agreement
LEGAL_1:23047728.5